WCM International Long-Term Growth Fund

Investor Class Shares – WILGX

Institutional Class Shares – WCMTX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated December 29, 2022, to the currently effective

Prospectus, Statement of Additional Information (“SAI”) and

Summary Prospectus.

The Board of Trustees of the Trust has approved a Plan of Liquidation for the WCM International Long-Term Growth Fund (the “Fund”). The Plan of Liquidation authorizes the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, effective immediately the Fund is closed to all new investment.

The Fund will be liquidated on or about January 20, 2023 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

In anticipation of the liquidation of the Fund, WCM Investment Management, LLC, the Fund’s investment advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Fund at 1-888-988-9801 if you have any questions or need assistance.

Please file this Supplement with your records.